UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                                February 4, 2004

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              000-31745             39-1791034

(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

502 South Rosa Road
Madison, Wisconsin                                          53719
(Address of Principal Executive Offices)                    (Zip Code)

                                 (888) 989-2357
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1  Press Release issued by the Company.

Item 12. Results of Operations and Financial Condition.

      On February 4, 2004, the Company issued a press release reporting certain year-end financial results, a copy of which is filed Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THIRD WAVE TECHNOLOGIES, INC.

Date: February 4, 2004              By: /s/ John Comerford
                                        ----------------------------------------
                                        Name:  John Comerford
                                        Title: Vice President, General Counsel &
                                               Secretary

                                  EXHIBIT INDEX

            The following exhibits are filed herewith:

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by the Company